UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of report (Date of earliest event reported):
                                November 30, 2006


           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
             (Exact name of registrant as specified in its charter)

           Massachusetts               811-21517                30-0233832
   (State or other jurisdiction       (Commission            (I.R.S. Employer
         of incorporation)            File Number)         Identification No.)



             1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (630) 241-4141



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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



Item 8.01      OTHER EVENTS.


         On November 30, 2006, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (AMEX - FVI), a diversified closed-end management investment company issued the press release attached as Exhibit 99.1.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits


         Exhibit Number:   Title:

                  99.1     Press Release dated November 30, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST TRUST/VALUE LINE(R) & IBBOTSON
                                   EQUITY ALLOCATION FUND
                                   (Registrant)

                                   /s/ W. Scott Jardine
                                   -------------------------------------

                                   W. Scott Jardine
                                   Secretary





Date:  November 30, 2006